SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

                  FILED BY THE REGISTRANT                              [X]
                  FILED BY A PARTY OTHER THAN THE REGISTRANT           [ ]

                           CHECK THE APPROPRIATE BOX:

[ ] PRELIMINARY PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF
                                                COMMISSION ONLY (AS PERMITTED BY
[X] DEFINITIVE PROXY STATEMENT                  RULE 14A-6(E)(2))
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL UNDER RULE 14A-12


                             ADEPT TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

     [X]  NO FEE REQUIRED.

     [ ]  FEE  COMPUTED ON TABLE BELOW PER EXCHANGE  ACT RULES  14A-6(I)(1)  AND
          0-11.

          (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

--------------------------------------------------------------------------------

          (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

--------------------------------------------------------------------------------

          (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

          (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

          (5)  TOTAL FEE PAID:

--------------------------------------------------------------------------------

     [ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

--------------------------------------------------------------------------------

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

--------------------------------------------------------------------------------

(1)      AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------

(2)      FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

--------------------------------------------------------------------------------

(3)      FILING PARTY:

--------------------------------------------------------------------------------

(4)      DATE FILED:

                             ADEPT TECHNOLOGY, INC.

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held November 16, 2001

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Adept Technology, Inc., a California corporation, will be held on Friday, November 16, 2001 at 8:00 a.m. local time, at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, California 95054 for the following purposes:

         1. To elect six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

         2. To ratify the selection of Ernst & Young LLP to serve as the independent auditors of Adept for the fiscal year ending June 30, 2002; and

         3. To transact such other business as may properly come before the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on September 21, 2001 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.


                       By Order of the Board Directors Of Adept Technology, Inc.

                       /s/ Bruce E. Shimano
                       ---------------------------------------------------------
                       Bruce E. Shimano
                       Secretary

San Jose, California
October 10, 2001

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             ADEPT TECHNOLOGY, INC.

                             ----------------------

                               PROXY STATEMENT FOR

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                             ----------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the board of directors of Adept Technology, Inc., a California corporation, for use at the annual meeting of shareholders to be held Friday, November 16, 2001 at 8:00 a.m. local time, or at any adjournment or postponement of the annual meeting, for the purposes specified in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, California 95054. Adept's principal executive office is located at 150 Rose Orchard Way, San Jose, California 95134, and its telephone number at that location is (408) 432-0888.

         When proxies are properly dated, executed and returned, the shares they represent will be voted at the annual meeting according to the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors listed in this proxy statement; to ratify the selection of Ernst & Young LLP to serve as the independent auditors of Adept for the fiscal year ending June 30, 2002; and at the discretion of the proxy holders, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

         These proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended June 30, 2001, including financial statements, were first mailed on or about October 10, 2001 to all shareholders entitled to vote at the annual meeting.

RECORD DATE AND SHARES OUTSTANDING

         Shareholders of record at the close of business on September 21, 2001, referred in this proxy statement as the record date, are entitled to notice of and to vote at the annual meeting. As of the record date, 13,184,453 shares of Adept's common stock, no par value, were issued and outstanding.

REVOCABILITY OF PROXIES

         Any proxy given as a result of this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Adept a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING; QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Each shareholder is entitled to one vote for each share of common stock held by that shareholder on the record date. Every shareholder voting on Proposal One, the election of directors, may cumulate the shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder, or any other shareholder, has given notice at the meeting, before the voting, of the intention to cumulate the shareholder's votes. The candidates receiving the highest number of votes shall be elected. Votes against any candidate and votes withheld will have no legal effect. On all other matters, each share of common stock has one vote. A quorum comprising the holders of a majority of the outstanding shares of common stock entitled to vote on the record date must be present or represented by proxy to transact business at the annual meeting.

         Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of votes cast regarding any particular proposal. Therefore, if the number of abstentions or broker non-votes results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the number of votes "against" the proposal.

SOLICITATION OF PROXIES

         The cost of this solicitation will be borne by Adept. In addition, Adept may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to the beneficial owners. Proxies may also be solicited by certain of Adept's directors, officers and employees, without additional compensation, personally or by telephone or facsimile.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         A board of six directors is to be elected at the annual meeting. The board of directors of Adept has authorized the nomination at the annual meeting of the persons named in this proxy statement as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Adept's six nominees named below. All of the nominees are presently directors of Adept. In the event that any nominee of Adept is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who will be designated by the current board of directors to fill the vacancy. Adept is not aware of any nominee who will be unable or will decline to serve as a director. The board of directors will consider the names and qualifications of candidates for the board submitted by shareholders in accordance with the procedures set forth in "Deadline for Receipt of Shareholder Proposals for 2002 Annual Meeting" at the end of this proxy statement and Adept's bylaws. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner that is in accordance with cumulative voting and that will assure the election of as many of the nominees listed below as possible, and, in this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and qualified.

VOTE REQUIRED

         If a quorum is present and voting, the six nominees receiving the highest number of affirmative votes will be elected to the board of directors. Abstentions and broker non-votes are not counted in the election of directors.

NOMINEES

         The names of the nominees and certain information about them are set forth below:

------------------------------- -------- ------------------------------------------------------------- --------------
       NAME OF NOMINEE            AGE                       POSITION(S) WITH ADEPT                       DIRECTOR
                                                                                                           SINCE
------------------------------- -------- ------------------------------------------------------------- --------------
Brian R. Carlisle                 50     Chairman of the Board and Chief Executive Officer                 1983
------------------------------- -------- ------------------------------------------------------------- --------------
Bruce E. Shimano                  52     Vice President, Research and Development, Secretary and           1983
                                         Director
------------------------------- -------- ------------------------------------------------------------- --------------
Ronald E. F. Codd (1)(3)          46     Director                                                          1998
------------------------------- -------- ------------------------------------------------------------- --------------
Michael P. Kelly (1)(3)           53     Director                                                          1997
------------------------------- -------- ------------------------------------------------------------- --------------
Cary R. Mock (1) (2)              58     Director                                                          1990
------------------------------- -------- ------------------------------------------------------------- --------------
John E. Pomeroy (2)               60     Director                                                          1994
------------------------------- -------- ------------------------------------------------------------- --------------

-----------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Nominating Committee.

         There is no family relationship between any director or executive officer of Adept.

         Brian R. Carlisle has served as Adept's Chief Executive Officer and Chairman of the Board of Directors since he co-founded Adept in June 1983. From June 1980 to June 1983, he served as General Manager of the West Coast Division of Unimation, Inc., a manufacturer of industrial robots, where he was responsible for new product strategy and development for Unimation's electric robots, control systems, sensing systems and other robotics applications. Mr. Carlisle received B.S. and M.S. degrees in Mechanical Engineering from Stanford University. Mr. Carlisle is currently a member of the Board of Directors for each of the National Coalition for Manufacturing Sciences and the National Coalition for Advanced Manufacturing.

         Bruce E. Shimano has served as Adept's Vice President, Research and Development, Secretary, and as a director since he co-founded Adept in June 1983. Prior to that time, he was Director of Software Development at Unimation, Inc. Mr. Shimano received B.S., M.S. and Ph.D. degrees in Mechanical Engineering from Stanford University.

         Ronald E.F. Codd has served as a director of Adept since February 1998. Since January 1999, Mr. Codd has served as the Chief Executive Officer and President of Momentum Business Applications, Inc. From September 1991 to December 1998, Mr. Codd served as Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary of PeopleSoft, Inc. Mr. Codd is also a director of Interwoven, Inc., a provider of software products for web content management for large enterprises, Intraware, Inc., a provider of web-based IT management solutions, and Virage, Inc., a provider of video content publishing, managing and distribution solutions. Mr. Codd received a B.S. in Business Administration from the University of California, Berkeley and an M.M. from the J.L. Kellogg Graduate School of Management (Northwestern University).

         Michael P. Kelly has served as a director of Adept since April 1997. Mr. Kelly has served as a managing director of Broadview International, LLC, an international mergers and acquisitions advisory firm, and its predecessor company since 1985. Mr. Kelly is also a director of Convergence Partners. Mr. Kelly received a B.A. degree in Accounting from Western Illinois University and an M.B.A. from St. Louis University. Mr. Kelly is also a Certified Public Accountant.

         Cary R. Mock has served as a director of Adept since December 1990. Since January 1996, Mr. Mock has served as President of C.R. Mock & Associates, a financial advisory firm specializing in acquisitions and related corporate development activities. From October 1983 to December 1995, Mr. Mock served as Director of Acquisitions and Divestitures for Westinghouse Electric Corporation, and previously served in various other positions since joining Westinghouse in 1964. Mr. Mock received a B.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the State University of New York at Buffalo.

         John E. Pomeroy has served as a director of Adept since August 1994. Since May 1987, Mr. Pomeroy has served as President and Chief Executive Officer of Dover Technologies, a subsidiary of Dover Corporation and a manufacturer of production equipment for printed circuit board assembly. Mr. Pomeroy was also a director of Dover Corporation from May 1998 to April 2000 and HADCO Corporation, a supplier of electronic interconnect products and services, from August 1996 to July 2000. Mr. Pomeroy received a B.S. in Electrical Engineering from Purdue University.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX NOMINEES LISTED ABOVE. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR THE ELECTION OF ALL SIX NOMINEES LISTED ABOVE.

BOARD AND COMMITTEE MEETINGS

         The board of directors of Adept held five meetings during the fiscal year ended June 30, 2001, referred to as fiscal 2001. Each incumbent director attended all meetings of the board of directors during fiscal 2001 and all meetings of the committees of the board, if any, upon which the director served. The board of directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee is responsible for overseeing actions taken by Adept's independent auditors and reviewing Adept's internal financial procedures and controls. The Board of Directors adopted a charter for the Audit Committee in May 2000 that meets the requirements of the Securities and Exchange Commission and the National Association of Securities Dealers, a copy of which is attached to this proxy statement as Appendix A. Each member of the Audit Committee is "independent" and "financially literate" as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee met once during fiscal 2001 and was comprised of three non-employee directors, Messrs. Codd, Kelly and Mock.

         The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of Adept and administering various incentive compensation and benefit plans. The Compensation Committee met once during fiscal 2001 and was comprised of two non-employee directors, Messrs. Mock and Pomeroy.

         The Nominating Committee was established by the board of directors in August 2001. The Nominating Committee identifies, screens and recommends qualified candidates to serve as directors of Adept and screens shareholder nominees. The Nominating Committee is currently comprised of two non-employee directors, Messrs. Codd and Kelly.

COMPENSATION OF DIRECTORS

         No director currently receives any cash compensation for attendance at board or committee meetings, except that directors will be reimbursed for travel and lodging expenses incurred in attending these meetings. Adept's 1995 Director Option Plan provides that options will be granted to non-employee directors of Adept under an automatic nondiscretionary grant mechanism. Upon joining the board of directors, each new non-employee director is automatically granted an option to purchase 3,000 shares of common stock. Each non-employee director is granted an option to purchase 3,000 shares of common stock annually for so long as the individual remains a member of the board. Messrs. Codd, Kelly, Mock and Pomeroy each received an annual grant of an option to purchase 3,000 shares of Adept's common stock on January 18, 2001 at an exercise price of $22.9375 per share. All the options were granted at the fair market value of the common stock on the date of grant. The initial grants to non-employee directors vest at a rate of 25% on the first anniversary date of grant and at a rate of 1/48th of the shares subject to the options per month thereafter, and the annual grants become exercisable at a rate of 1/48th of the shares subject to the options on the monthly anniversary of the date of grant. Directors are also eligible to participate in Adept's 1993 Stock Plan.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Ernst & Young LLP has audited Adept's accounts for the fiscal year ended June 30, 2001. The board of directors has selected Ernst & Young LLP as independent auditors of Adept for the fiscal year ending June 30, 2002 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. A representative of Ernst & Young LLP is expected to be present at the meeting, and will have an opportunity to make a statement and to respond to appropriate questions.

         The affirmative vote of the holders of at least a majority of the shares of Adept's common stock represented in person or by proxy and entitled to vote on this proposal is needed to ratify the selection of Ernst & Young LLP. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting thereon, the Audit Committee and the board of directors will review its future selection of auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE INDEPENDENT AUDITORS OF ADEPT FOR THE FISCAL YEAR ENDING JUNE 30, 2002. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviews Adept's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process. Adept's independent auditors are responsible for expressing an opinion on the conformity of our consolidated financial statements in accordance with accounting principles generally accepted in the United States.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Adept and its management. In addition the Audit Committee has considered whether the independent auditors' provision of other non-audit services to Adept is compatible with their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in Adept's Annual Report on Form 10-K for the year ended June 30, 2001, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Adept Technology, Inc.,

Ronald E.F. Codd, Chairman
Michael P. Kelly
Cary R. Mock


        FEES BILLED TO ADEPT BY ERNST & YOUNG LLP DURING FISCAL YEAR 2001

         Audit Fees: Audit fees billed to Adept by Ernst & Young LLP during fiscal 2001 for review of Adept's annual financial statements and those financial statements included in its quarterly reports on Form 10-Q totaled $393,824.

         Financial Information Systems Design and Implementation Fees: Adept did not engage Ernst & Young LLP to provide advice regarding financial information systems design and implementation during fiscal 2001.

         All Other Fees: The aggregate of "All Other Fees" billed to Adept by Ernst & Young LLP during fiscal 2001 for non-audit services totaled $300,312. This figure includes fees billed for tax advisory, tax compliance and services related to Adept's public offering and various acquisitions completed in fiscal 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the outstanding shares of Adept's common stock as of the record date, held by:

         o each person who is known by Adept to beneficially own more than 5% of the outstanding shares of Adept's common stock;

         o        each director of Adept;

         o each of the executive officers and one former executive officer of Adept named in the Summary Compensation Table below; and

         o all current directors and executive officers of Adept as a group.

         Beneficial ownership is determined according to with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after the record date are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the principal address of each of the following persons is c/o Adept Technology, Inc., 150 Rose Orchard Way, San Jose,
California 95134.

                                                                     Shares Beneficially Owned
                                                                 ---------------------------------
Beneficial Owner                                                 Number                 Percent(1)
----------------                                                 ------                 ----------
Kopp Investment Advisors Inc.(2)
7701 France Avenue South, Suite 500
Edina, Minnesota 55435........................................  2,552,679                 19.4%
Brian R. Carlisle(3)..........................................    427,656                  3.2
Bruce E. Shimano(4)...........................................    373,420                  2.8
John E. Pomeroy(5)............................................     29,186                   *
Cary R. Mock(6)...............................................     24,186                   *
Michael P. Kelly(7)...........................................     21,186                   *
Ronald E.F. Codd(8)...........................................     14,436                   *
Michael W. Overby(9)..........................................     26,033                   *
Marcy R. Alstott(10)..........................................     47,263                   *
Richard J. Casler, Jr.(11)....................................          0                   *
Executive officers and directors as a group
(9 persons)(12)...............................................    963,366                  7.3

----------
* Less than 1%

(1) Applicable percentage ownership is based on 13,184,453 shares of common stock outstanding as of the record date together with options for the applicable shareholder currently exercisable or exercisable within 60 days after the record date.

(2) Reflects ownership as reported on Schedule 13G filed with the Commission on June 6, 2001 by Kopp Investment Advisors, Inc., or KIA. As set forth in KIA's filing, represents shares beneficially owned by
         (i) KIA, a registered investment advisor, (ii) Kopp Holding Company, and (iii) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA and his control over Kopp Holdings and Kopp Funds. KIA beneficially owns 2,227,679 shares of Adept's common stock, has sole voting power over 1,005,000 shares, sole dispositive power over 780,000 shares and shared dispositive power over 1,447,679 shares. Kopp Holdings also beneficially owns 2,227,679 shares of Adept's common stock. Kopp Emerging Growth Fund beneficially owns 640,000 shares of Adept's common stock. Mr. Kopp has beneficial ownership of 2,552,679 shares of Adept's common stock and sole voting and dispositive power over 325,000 shares of Adept's common stock.

                                       8



(3) Includes 143,747 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Carlisle is Chairman of the Board and Chief Executive Officer of Adept.

(4) Includes 104,996 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date and 28,000 shares held by Mr. Shimano's children. Mr. Shimano is Vice President, Research and Development, Secretary and a director of Adept.

(5) Includes 24,186 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Pomeroy is a director of Adept.

(6) Represents 24,186 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Mock is a director of Adept.

(7) Represents 21,186 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Kelly is a director of Adept.

(8) Includes 9,436 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Codd is a director of Adept.

(9) Includes 23,435 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Overby is Vice President of Finance and Chief Financial Officer of Adept

(10) Includes 41,559 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Ms. Alstott is Vice President, Operations of Adept.

(11) Mr. Casler served as Vice President, Standard Platform Engineering of Adept until April 26, 2001 and terminated his employment with Adept as of July 30, 2001.

(12) Includes 392,731 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of Adept and the other three most highly compensated executive officers who earned at least $100,000 for the fiscal year ended June 30, 2001 and a former executive officer of Adept for services rendered in all capacities to Adept for the fiscal year ended June 30, 2001, referred to as the Named Executive Officers.


                                            SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                                                                 AWARDS
                                             ANNUAL COMPENSATION(1)            ----------
                                          ----------------------------         NUMBER OF
                                                                               SECURITIES
                                         FISCAL                                UNDERLYING              ALL OTHER
    NAME AND PRINCIPAL POSITION           YEAR      SALARY       BONUS          OPTIONS               COMPENSATION
    ---------------------------           ----      ------       -----          -------               ------------
Brian R. Carlisle...................      2001     $332,699     $ --             25,000              $ 15,294(5)
   Chairman of the Board and Chief        2000      312,440       --             25,000                14,314(6)
   Executive Officer                      1999      275,267       --             25,000                12,580(7)

Bruce E. Shimano ...................      2001      218,000                      20,000                13,284(5)
   Vice President, Research and           2000      210,527       --             20,000                12,247(6)
   Development, Secretary and Director    1999      183,033       --             20,000                10,899(7)

Michael W. Overby (2)...............      2001      163,846     20,000           30,000                11,226(5)
   Vice President of Finance and Chief    2000       80,038     15,000           40,000                 3,245(6)
   Financial Officer

Richard J. Casler (3) ..............      2001      196,269       --             10,000                 5,835(5)
   Former Vice President, Standard        2000      179,479       --             10,000                11,119(6)
   Platform
   Engineering                            1999      161,894       --             35,000(4)             10,541(7)

Marcy R. Alstott ...................      2001      174,578       --             10,000                72,251(5)
   Vice President, Operations             2000      165,610       --             15,000                69,886(6)
                                          1999      148,023       --             50,000(4)             80,631(7)

(1) Other than salary, bonus and all other compensation described in this table, Adept did not pay the Named Executive Officers any compensation, including incidental personal benefits that in the aggregate constituted an excess of 10% of the executive officer's salary.

(2)      Mr. Overby joined Adept in March 2000.

(3) Mr. Casler resigned as an executive officer as of April 26, 2001 and left his employment with Adept as of July 30, 2001.

(4) Option grant figure includes options to purchase an aggregate of 10,000 and 30,000 shares of common stock granted to Mr. Casler and Ms. Alstott, respectively, in connection with Adept's option repricing program in 1998 in exchange for equivalent options that had a higher exercise price that were cancelled.

(5) Other compensation for fiscal 2001 consists of (i) group term life excess premiums of $607 for Mr. Carlisle, $410 for Mr. Shimano, $299 for Mr. Overby, $328 for Mr. Casler and $319 for Ms. Alstott; (ii) automobile allowance of $10,181 for Mr. Carlisle, $8,736 for Mr. Shimano, $8,736 for Mr. Overby, $4,368 for Mr. Casler and $9,174 for Ms. Alstott; (iii) supplemental life insurance premiums of $2,506 for Mr. Carlisle, $2,183 for Mr. Shimano, $556 for Mr. Overby, $1,139 for Mr. Casler and $599 for Ms. Alstott; (iv) matching contributions of $2,000 by Adept under its 401(k) Plan for each of Messrs. Carlisle and Shimano and for Ms. Alstott and $1,635 for Mr. Overby; and (v) loan forgiveness of $60,159 for Ms. Alstott according to the terms of her April 1998 promissory note to Adept.

                                       10



(6) Other compensation for fiscal 2000 consists of (i) group term life excess premiums of $616 for Mr. Carlisle, $419 for Mr. Shimano, $152 for Mr. Overby, $349 for Mr. Casler and $323 for Ms. Alstott; (ii) automobile allowance of $10,736 for Mr. Carlisle, $8,736 for Mr. Shimano, $2,352 for Mr. Overby, $9,782 for Mr. Casler and $8,736 for Ms. Alstott; (iii) supplemental life insurance premiums of $1,962 for Mr. Carlisle, $2,092 for Mr. Shimano, $242 for Mr. Overby, $988 for Mr. Casler and $564 for Ms. Alstott; (iv) matching contributions of $1,000 by Adept under its 401(k) Plan for each of Messrs. Carlisle and Shimano and for Ms. Alstott and $500 for Mr. Overby; and (v) loan forgiveness of $59,263 for Ms. Alstott according to the terms of her April 1998 promissory note to Adept.

(7) Other compensation for fiscal 1999 consists of (i) group term life excess premiums of $534 for Mr. Carlisle, $351 for Mr. Shimano, $313 for Mr. Casler and $292 for Ms. Alstott; (ii) automobile allowance of $9,784 for Mr. Carlisle, $8,736 for Mr. Shimano, $9,268 for Mr. Casler and $9,055 for Ms. Alstott; (iii) supplemental life insurance premiums of $1,762 for Mr. Carlisle, $1,302 for Mr. Shimano, $960 for Mr. Casler and $538 for Ms. Alstott; (iv) matching contributions of $500 by Adept under its 401(k) Plan for each of Messrs. Carlisle, Shimano and for Ms. Alstott; and (v) loan forgiveness of $70,477 for Ms. Alstott according to the terms of her April 1998 promissory note to Adept.


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding Adept's grant of stock options to the Named Executive Officers during the fiscal year ended June 30, 2001.

                                                       INDIVIDUAL GRANTS
                                 --------------------------------------------------------------
                                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL RATES OF
                                                                                                    STOCK PRICE APPRECIATION
                                                                                                       FOR OPTION TERM(1)
                                                                                                  --------------------------
                                 NUMBER OF          PERCENTAGE OF
                                 SECURITIES        TOTAL OPTIONS
                                 UNDERLYING          GRANTED TO     EXERCISE
                                   OPTION           EMPLOYEES IN    PRICE PER    EXPIRATION
          NAME                   GRANTED(2)         FISCAL YEAR     SHARE(3)        DATE              5%               10%
          ----                   --------------------------------------------------------------------------------------------
Brian R. Carlisle........          25,000               2.96%         $23.75       08/01/10         $373,406         $946,285

Bruce E. Shimano ........          20,000               2.37%          23.75       08/01/10          298,725          757,028

Michael W. Overby........          10,000               1.18%          23.75       08/01/10          149,362          378,514
                                   20,000               2.37%           8.40       06/15/11          105,654          267,749

Richard J. Casler, Jr. ..          10,000               1.18%          23.75       08/01/10          149,362          378,514

Marcy R. Alstott ........          10,000               1.18%          23.75       08/01/10          149,362          378,514

--------------
(1) Potential realizable value is based on the assumption that the common stock of Adept appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect Adept's estimates of future stock price growth.

(2) Each of the options becomes exercisable as to 1/48th of the option shares each month with full vesting occurring on the fourth anniversary of the date of grant.

(3) Options were granted at an exercise price equal to the fair market value of Adept's common stock on the date of grant. Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Adept, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding the exercise of options in the last fiscal year by the Named Executive Officers and the value of options held by these individuals as of June 30, 2001.

                                                          NUMBER OF SHARES UNDERLYING
                                SHARES                        UNEXERCISED OPTIONS          VALUE OF UNEXERCISED IN-THE-MONEY
                               ACQUIRED                         AT JUNE 30, 2001               OPTIONS AT JUNE 30, 2001(1)
                                  ON         VALUE       -----------------------------       --------------------------------
          NAME                 EXERCISE   REALIZED (2)   EXERCISABLE     UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
          ----                 --------   ------------   -----------     -------------       -----------        -------------
Brian R. Carlisle.......          --       $   0           133,331           41,669          $346,219.00         $63,156.00
Bruce E. Shimano........          --           0            96,663           33,337          $242,972.15         $50,527.85
Michael W. Overby.......          --           0            15,833           54,167          $ 26,437.50         $74,062.50
Richard J. Casler, Jr. .          --           0            37,496           27,504          $126,186.10         $77,688.90
Marcy R. Alstott ........         --           0            33,749           36,251          $ 94,306.70         $83,133.30

----------
(1) Market value of Adept's common stock at June 30, 2001 minus the exercise price.
(2) Market value of Adept's common stock at the exercise date minus the exercise price.


EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

         Adept currently has no employment contracts with any of the Named Executive Officers, and no compensatory plan or arrangement with the executive officers that are activated upon resignation, termination or retirement of any executive officer upon a change in control of Adept.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In fiscal 2001, the Compensation Committee consisted of Messrs. Mock and Pomeroy. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         This Report of the Compensation Committee will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange
Commission, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Adept specifically incorporates this information by reference into such filing.

         The following is the Report of the Compensation Committee describing the compensation policies and rationales applicable to Adept's executive officers with respect to the compensation paid to our executive officers for the fiscal year ended June 30, 2001.

         GENERAL. The responsibilities of the Compensation Committee are to administer Adept's various incentive plans, including the 1995 Director Option Plan and 1993 Stock Plan, collectively referred to as the Equity Plans, and to set compensation policies applicable to Adept's executive officers. The Committee's fundamental policy is to offer Adept's executive officers competitive compensation opportunities based upon the overall performance of Adept, the individual contribution of officers to the financial success of Adept and market rates of compensation at similarly situated technology companies. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon Adept's performance, as well as upon the officer's own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary, which is established primarily on the basis of individual performance and market considerations, (ii) annual variable performance awards payable in cash and tied to Adept's achievement of financial performance goals and the executive's contribution, and
(iii) long-term stock-based incentive awards that are intended to strengthen the mutuality of interests between the executive officers and the shareholders.

         BASE SALARY. Individual salaries are determined based on individual experience, performance and breadth of responsibility within Adept. The Compensation Committee reviews these factors for each executive officer each year. In addition, the Compensation Committee considers executive officers' salaries for relative competitiveness with similarly-situated companies.

         BONUSES. The Compensation Committee sets new goals for each executive and Adept as a whole each fiscal year on the basis of past performance and objectives for the next fiscal year.

         EQUITY PLANS. The Equity Plans are long-term incentive plans for Adept's employees, executive officers and directors. These plans are intended to align shareholder and employee interests by creating a direct link between long-term rewards and the value of Adept's common stock. The Compensation
Committee believes that long-term stock ownership by executive officers and employees is an important factor in retaining valued employees and in achieving growth in share value. The options utilize vesting periods that encourage employees to continue in the employ of Adept. Because the value of an option bears a direct relationship to Adept's stock price, the Compensation Committee believes that options motivate executive officers and employees to manage Adept in a manner which will benefit all shareholders.

         The Equity Plans authorize the Compensation Committee to award stock options to employees at any time. The exercise price per share of each stock option is generally equal to the prevailing market value of a share of Adept's common stock on the date the option is granted. The size of stock option grants is determined by a number of factors, including comparable grants to executive officers and employees of similarly situated companies, as well as the executive officer's relative position and responsibilities with Adept, the individual performance of the executive officer over the previous fiscal year, the anticipated contribution of the executive officer to the attainment of Adept's long-term strategic performance goals, and the dilutive effect of the option grant. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

         CEO COMPENSATION. The compensation of Mr. Carlisle consists of base salary, bonuses and stock options. The board of directors periodically reviews Mr. Carlisle's base salary and bonus and revises his compensation based on the board's overall evaluation of his performance toward the achievement of Adept's financial, strategic and other goals, with consideration given to his length of service and to competitive chief executive officer compensation information. In fiscal 2001, Mr. Carlisle earned a base salary of $332,699 as set by the Committee. Mr. Carlisle was granted stock options to purchase 25,000 shares of common stock at an exercise price of $23.75 per share in fiscal 2001. The Committee granted Mr. Carlisle the option to purchase these shares following consideration of Mr. Carlisle's unvested option position and the number and dollar value of the options granted relative to industry norms for chief executive officers of similarly situated companies.

         SECTION 162(M). The board of directors has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to Adept's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers named in the proxy statement, unless the compensation is performance-based. Adept has adopted a policy that, where reasonably practicable, Adept will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

Respectfully submitted by the Compensation Committee of the Board of Directors of Adept Technology, Inc.,

Cary R. Mock
John E. Pomeroy

                    STOCK PRICE PERFORMANCE MEASUREMENT GRAPH

         The stock price performance graph set forth below assumes that $100 was invested on June 30, 1996 in Adept's common stock and in The Nasdaq Stock Market U.S. Index and in a Peer Group Index, comprised of 14 companies in the robotics and vision systems industries, and that all dividends were reinvested.

         The information set forth under this caption is not soliciting material, is not deemed to be filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing by Adept under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Adept specifically incorporates this information by reference into any filings.


                                [GRAPHIC OMITTED]


                                                    Cumulative Total Return
                                 6/96        6/97       6/98      6/99      6/00      6/01
                                ------      ------     ------    ------    ------    ------
ADEPT TECHNOLOGY, INC.          100.00       62.50      54.02     69.64    333.93     70.71
NASDAQ STOCK MARKET (U.S.)      100.00      121.60     160.06    230.22    340.37    184.51
PEER GROUP                      100.00      152.44     102.08    175.84    295.19    239.16

                              CERTAIN TRANSACTIONS

         On April 27, 1998, Adept loaned Marcy Alstott the sum of $300,000 under a promissory note due and payable within 180 days if Ms. Alstott terminates her employment with Adept before March 23, 2002. The interest rate on the note was initially set at 5.64% per annum and thereafter each May 1 and November 1 at the applicable federal short-term rate. Except under specified conditions, Adept will forgive the loan at a rate of 10% per year beginning on March 23, 1999. As of June 30, 2001, the balance on Ms. Alstott's loan was $210,000.

         All future transactions, including loans, between Adept and its officers, directors, principal shareholders and their affiliates will be approved by the compensation committee of the board of directors, which consists of independent and disinterested outside directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires Adept's executive officers and directors, and persons who own more than ten percent of a registered class of Adept's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish Adept with copies of all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons, Adept believes that during fiscal 2001 all executive officers, directors and greater than ten percent shareholders of Adept complied with all applicable filing requirements.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         In order for business to be conducted or nominations to be considered at the annual meeting, the business or nominations must be properly brought before the meeting. Under Rule 14a-8 of Regulation 14A of the Exchange Act, any shareholder intending to submit to Adept a proposal that qualifies for inclusion in Adept's proxy statement and proxy relating to the annual meeting of shareholders to be held in 2002 must submit such proposal in writing to the Secretary of Adept so that it is received by Adept no later than June 10, 2002 and must satisfy the other requirements of Rule 14a-8.

         Alternatively, under Adept's bylaws, a proposal or nomination that the shareholder does not seek to include in Adept's proxy statement pursuant to Rule 14a-8 may be submitted in writing to the secretary of the corporation, and the other business must be a proper matter for shareholder action under the California General Corporations Law. To be timely under Adept's bylaws, a shareholder's notice must be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on August 19, 2002 (the 90th day prior to November 16, 2002, the first anniversary of the preceding annual meeting) nor earlier than the close of business on July 19, 2002 (the 120th day prior to November 16, 2002, the first anniversary of the preceding year's annual meeting), unless certain circumstances arise. If the shareholder does not also comply with the requirements of Rule 14a-4, Adept may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination submitted by a stockholder.

OTHER MATTERS

         Adept knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

ADJOURNMENT OF THE ANNUAL MEETING

         In the event that there are not sufficient votes to approve any proposal incorporated in this proxy statement at the time of the annual meeting, the proposal could not be approved unless the annual meeting were adjourned in order to permit further solicitation of proxies from holders of Adept's common stock. Proxies that are being solicited by Adept's board grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the annual meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of the time and place at the annual meeting. A majority of the shares represented and voting at the annual meeting is required to approve the adjournment, regardless of whether there is a quorum present at the annual meeting.


                                  ANNUAL REPORT

         A copy of Adept's Annual Report for the fiscal year ended June 30, 2001 has been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the annual meeting. The Annual Report is not incorporated into this proxy statement and is not proxy soliciting material.


                                             By Order of the Board of Directors

                                             /s/ Bruce E. Shimano

                                             Bruce E. Shimano
                                             Secretary

Dated: October 10,  2001

                                   APPENDIX A

                             ADEPT TECHNOLOGY, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.  PURPOSE

The primary function of the Audit Committee ("the Committee") is to assist the Board of Directors of Adept Technology, Inc. ("the Corporation") in fulfilling its oversight responsibilities by reviewing i) the financial reports and other financial information provided by the Corporation to any governmental body or the public; ii) the Corporation's system of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and iii) the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities consist of the following:

o        Serve  as  an   independent   and   objective   party  to  monitor  the
         Corporation's financial reporting process, content and system of internal controls.

o Review and appraise the audit efforts of the Corporation's independent accountants.

o        Provide  an  open  avenue  of   communication   among  the  independent
         accountants,   financial  and  senior  management,  and  the  Board  of
         Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent" director as defined under the National Association of Securities Dealers, Inc. ("NASD") rules. Each member of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve for a term of one year or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, members of the Committee may designate the Chair by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall generally meet at least quarterly, or more frequently as circumstances dictate, either in person or telephonically. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee will meet in person at least annually with management, the corporate controller, key accounting managers, and the independent accountants.

The Committee shall report periodically to the Board of Directors.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

FINANCIAL REPORTING CONTENT

         Activities

1. Review the Corporation's annual financial statements or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2. Review periodically with general counsel any legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

3. Review any major changes to the Corporations accounting principles and practices which are proposed by the independent accountants, or management.

4. Review with management and the independent auditors any significant matter identified as a result of the independent auditors interim review procedures prior to the filing of each Form 10Q or as soon thereafter as possible. The Chair of the Committee may represent the entire Committee for purposes of this review.


INDEPENDENT ACCOUNTANT OVERSIGHT

         Activities

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence, cost and effectiveness, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee..

6. Review and discuss with the independent accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence as required under Independent Boards Standard No. 1.

7. Review and approve requests by the Company to engage the Independent accountants to perform any management consulting or other study that is beyond the scope of the audit engagement.

8. Review the Audit Plan and related proposed Audit Scope with the independent accountants and financial management. In connection therewith, review and approve the fee estimates and other compensation to be paid to the independent accountants.

9. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

10. Review the activities, organizational structure, and qualifications of the internal audit department if established.

FINANCIAL REPORTING PROCESSES AND INTERNAL CONTROL OVERSIGHT

         Activities

11.      Review this Charter annually and update as conditions dictate.

12.      Consider the  independent  accountants'  judgments about the quality of
         the  Corporations   accounting   principles  and  financial  disclosure
         practices as applied in its financial reporting.


PROCESS IMPROVEMENT

         Activities

13. Establish and maintain regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and accounting management.

14. Review with the independent accountants and management the Management Letter including the findings and recommendations of the independent auditor together with Management's responses.


ETHICAL AND LEGAL COMPLIANCE

         Activities

15. Oversee the establishment, then review and update periodically a Code of Ethical Conduct and insure that management has established a system to enforce this Code.

16.      Review,  with the  organization's  counsel,  legal  compliance  matters
         including   corporate   securities   trading   policies   and  investor
         communications policies.

                                                                      APPENDIX B


                                      PROXY

                             ADEPT TECHNOLOGY, INC.

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2001

         This Proxy is solicited on behalf of the Board of Directors of
                             Adept Technology, Inc.

         The undersigned shareholder of ADEPT TECHNOLOGY, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 2001 Annual Meeting of Shareholders, and hereby appoints Brian R. Carlisle and Michael W. Overby, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of ADEPT TECHNOLOGY, INC. to be held on Friday, November 16, 2001 at 8:00 a.m. local time, at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, California 95054 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                                              [X] Please mark your votes as this

1.   ELECTION OF DIRECTORS:

     NOMINEES:

     1. Brian R. Carlisle, 2. Bruce E. Shimano, 3. Ronald E. F. Codd,
     4. Michael P. Kelly, 5. Cary R. Mock, 6. John E. Pomeroy

                  WITHOLD
FOR               FOR ALL
[  ]              [  ]

INSTRUCTION: If you wish to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------

2. To ratify the selection of Ernst & Young to serve as the independent auditors of Adept for the fiscal year ending June 30, 2002.

FOR             AGAINST           ABSTAIN
[  ]             [  ]               [  ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, TO RATIFY THE SELECTION OF ERNST & YOUNG TO SERVE AS THE INDEPENDENT AUDITORS OF ADEPT FOR THE FISCAL YEAR ENDING JUNE 30, 2002 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)_____________________________________    Dated: ______________, 2001

     (This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                       2